Exhibit 10.5

按期申报协议

Timely Reporting Agreement

本按期申报协议 (下称“本协议”) 由下列各方于2017年 9月18日在中华人民共和国 (下称“中国”) 成都签订:

This Timely Reporting Agreement (this “Agreement”) has been executed by and among the following parties on September 18, 2017 in Chengdu, the People’s Republic of China (“China” or the “PRC”):

甲方: SENMIAO TECHNOLOGY LIMITED, 一家依照美国法律设立和存在的公司, 地址为2215 Renaissance Dr., Las Vegas, NV 89119;

Party A: SENMIAO TECHNOLOGY LIMITED, an enterprise, organized and existing under the laws of the United States of America, with its registered address at 2215 Renaissance Dr., Las Vegas, NV 89119;

乙方: 四川森淼融联科技有限公司, 一家依照中国法律设立和存在的有限责任公司, 地址为成都市高新区剑南大道中段1098号1幢16层1601号。

Party B: Sichuan Senmiao Ronglian Technology Co., Ltd, a limited liability company organized and existing under the laws of the PRC, with its address at Room 1601, 16/F, Block 1, 1098 Middle Jiannan Road, High-Tech District, Chengdu.

鉴于:

Whereas:

乙方知晓甲方股票登记在美国证券交易委员会 (“SEC”), 其必须向SEC申报各种合并乙方运营的报告。乙方了解如果甲方未能按期申报报告将对甲方导致重大的损害。

Party B is aware that Party A’s securities are registered with the US Securities Exchange Commission (“SEC”) and that it must file various reports with the SEC that consolidate Party A with its own operations. Party B acknowledges that Party A’s failure to timely file reports may result in material damages to Party A.

双方特此商定按照以下条款签订本协议。

The Parties hereby have mutually agreed to execute this Agreement upon the following terms.

乙方有义务使甲方接触到其高管及董事人员, 并且及时提供甲方需要的全部信息使得甲方可以按要求申报所有必要的SEC报告和其他法律规定的报告。

Party B shall have the obligation to make its officers and directors available to Party A and promptly provide all information required by Party A so that Party A can file all necessary SEC and other regulatory reports as required.

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有鉴于此, 各方已使得经其授权的代表于文首所述日期签署了本协议并即生效, 以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

甲方:	SENMIAO TECHNOLOGY LIMITED
Party A:	SENMIAO TECHNOLOGY LIMITED
签字:
By:	/s/ Chen Xin
姓名:	陈新
Name:	Xin Chen
职位:	首席执行官
Title:	Chief Executive Officer

乙方:	四川森淼融联科技有限公司
Party B:	Sichuan Sunrise Science and Technology Co., Ltd
签字:
By:	/s/ Chen Xin
姓名:	陈新
Name:	Xin Chen
职位:	首席执行官
Title:	Chief Executive Officer